ALLIANCE
                             -----------------------
                                VARIABLE PRODUCTS
                             -----------------------
                                   SERIES FUND
                             -----------------------
                              GLOBAL BOND PORTFOLIO
                             -----------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Alliance Global Bond Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign securities.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for one-year, five-year and since inception periods ended December 31, 2001.

Alliance Global Bond Portfolio
1 Year                                                                    -0.27%
5 Years                                                                    1.71%
Since Inception (7/91)                                                     5.60%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

During the six- and 12-month periods ended December 31, 2001, the Portfolio returned 4.59% and -0.27%, respectively. The Portfolio's benchmark, the Salomon Smith Barney World Government Bond Index (unhedged), posted returns of 3.74% and -0.99% for the six- and 12-month periods, respectively.

The Portfolio's outperformance was due to successful country rotation and selection. The Portfolio's underweight position to the Japanese market enhanced performance as fiscal policy reforms stalled and economic conditions continued to deteriorate in Japan. The Japanese yen declined by a total of 15% over the period. This significant decline detracted from the overall returns of the Portfolio and the Index (through December 31, 2001, Japan represents a 25% weight within the Index vs. approximately 19% of the Portfolio). The Portfolio also benefited from an underweight position to the U.S. market, as signs of future economic recovery began to appear at the end of the year.

MARKET REVIEW

The global economy decelerated during the 12-month period as reduced business investment and falling exports detracted from growth. In the U.S., the gross domestic product (GDP) dropped from 0.80% in the first half of 2001 to a revised -1.10% in the third quarter, ending a record period of economic expansion. European economic growth slowed to an annual rate of 1.70% in the second quarter of 2001, down from a rate of 2.40% in the first quarter. Also in the second quarter, Japan's GDP declined at a rate of 1.20% and dropped an additional 0.50% in the third quarter as falling industrial production, declining consumer spending and record levels of unemployment further weakened the economy.

Early in the period under review, the U.S. Federal Reserve began aggressively lowering interest rates in an effort to stimulate the slowing U.S. economy. Having a severe impact on consumer and investor confidence, the events of September 11 further weakened growth and triggered additional monetary and fiscal policy easing. Throughout the year, the U.S. Federal Reserve lowered interest rates 475 basis points to 1.75%, the lowest rate in four decades.

The U.S. government bond market returned 7.23% for the 12-month period, as measured by the Lehman Brothers Aggregate Bond Index. U.S. government bonds benefited from the weakening economy, a poorer business climate for stocks and investors' unwillingness to assume undue risk. At year-end however, returns on government bonds were dampened by prospects of an economic recovery in 2002.

Following monetary action by the U.S. Federal Reserve, the European Central Bank
(ECB) cut its benchmark interest rate by 0.50% to 3.75%. (This was in addition to an interest rate cut of 0.25% on August 30.) The ECB has subsequently reduced rates by another 0.50% to 3.25%. Inflation continued to fall, reaching an annual rate of 2.70% in August, down from its high in May of 3.40%, supporting the ECB's decision to reduce short-term interest rates.

European government bonds strengthened as evidence of a global economic slowdown became more pronounced. The Bond curve continued to steepen, as short-term yields declined most. The strong performance of short-dated governments was supported by the reduction in interest rates. The euro moved sharply higher against all

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

major currencies in the third quarter as the region's economic fundamentals were seen as the least negative of the G-3 economic blocs. The euro declined against the dollar in the fourth quarter as lowering unemployment and increasing consumer confidence in the U.S. supported predictions for an economic recovery.

OUTLOOK

Following the massive, and still incomplete, policy response to the U.S.-led global slowdown, the outlook for the global economy is improving. Global central banks continue to provide sufficient liquidity to support an economic recovery in 2002. Monetary stimulus is now being backed up by concerted fiscal thrust from various governments. Currently, the U.S. is expected to increase spending by as much as 1.00% to 1.50% of GDP. Fixed income markets will continue to price in economic recovery, and we expect to see a higher and flatter yield curve.

We believe the ECB will be afforded the opportunity to cut short-term interest rates again in 2002 as inflation remains on a downward trend. This should help to alter the European growth profile and help strengthen the euro. Although the European downturn is shaping up to be milder than that of the U.S., the ECB's reluctance to act earlier in the year should lead to a more moderate recovery in 2002. In addition, the governments of the G-7 Nations are working diligently to provide appropriate fiscal stimulus through government assistance where possible, fuelling economic growth.

During this period of volatility, with the time frame for global economic recovery still uncertain, we expect to underweight the overall duration of the Portfolio. Although the euro has benefited from its beginning of year issuance in note and coin form, we expect the new currency to weaken slightly versus the dollar as the novelty wanes and Europe's structural rigidity holds down growth. Given Japan's continuing economic problems, the yen is likely to weaken further in the medium-term. With the continuing strength of the U.S. dollar, we expect to keep the Portfolio's foreign currency exposure underweight.

We appreciate your investment in Alliance Global Bond Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Douglas Peebles

Douglas Peebles
Vice President and Portfolio Manager

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

[The following table was depicted as a mountain chart in the printed material.]

SSB World Gov't Bond  Index: $16,793
Global Bond Portfolio: $15,938

                          Global Bond         Salomon Brothers World Government
                           Portfolio                Bond Index(unhedged)
-------------------------------------------------------------------------------
     12/31/91               $10,000                       $10,000
     12/31/92               $10,487                       $10,553
     12/31/93               $11,657                       $11,953
     12/31/94               $11,056                       $12,234
     12/31/95               $13,790                       $14,564
     12/31/96               $14,646                       $15,091
     12/31/97               $14,744                       $15,126
     12/31/98               $16,825                       $17,440
     12/31/99               $15,797                       $16,695
     12/31/00               $15,982                       $16,961
     12/31/01               $15,938                       $16,793


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The Salomon Smith Barney World Government Bond Index (unhedged) (SSB World Gov't Bond) represents performance of government bond markets in 14 countries.

--------------------------------------------------------------------------------

Inception date for the portfolio is 7/15/91.

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

                                                         Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

LONG-TERM INVESTMENTS-76.3%
AUSTRALIA-0.2%
BANKING-0.2%
National Australia Bank, Ltd. ...............
   2.725%, 6/15/29 (a)(b) ...................    USD           113   $   113,232
                                                                     -----------

CANADA-5.4%
GOVERNMENT OBLIGATIONS-5.4%
Government of Canada
   5.00%, 9/01/04 (a) .......................    CAD           500       324,079
   5.50%, 6/01/10 (a) .......................                3,000     1,906,770
Quebec Province
   1.60%, 5/09/13 (a) .......................    JPY       100,000       758,645
                                                                     -----------
                                                                       2,989,494
                                                                     -----------

DENMARK-3.1%
GOVERNMENT OBLIGATION-3.1%
Kingdom of Denmark
   6.00%, 11/15/09 (a) ......................    DKK        13,590     1,716,252
                                                                     -----------

FRANCE-5.9%
GOVERNMENT OBLIGATIONS-5.9%
Government of France
   4.00%, 4/25/09 (a) .......................    EUR         2,950     2,486,098
   5.50%, 10/25/07 (a) ......................                  130       120,731
   5.50%, 4/25/29 (a) .......................                   97        86,401
   8.50%, 10/25/08 (a) ......................                  525       566,432
                                                                     -----------
                                                                       3,259,662
                                                                     -----------

GERMANY-15.1%
BANKING-0.3%
Deutsche Ausgleichsbank
   7.00%, 6/23/05 (a) .......................    USD           150       162,109
                                                                     -----------

GOVERNMENT OBLIGATIONS-14.8%
Federal Republic of Germany
   3.25%, 2/17/04 (a) .......................    EUR           165       145,527
   5.00%, 2/17/06 (a) .......................                2,500     2,280,300
   5.25%, 1/04/11 (a) .......................                1,800     1,629,924
   6.00%, 2/16/06 (a) .......................                4,350     4,101,284
   6.25%, 1/04/30 (a) .......................                   64        63,543
                                                                     -----------
                                                                       8,220,578
                                                                     -----------
                                                                       8,382,687
                                                                     -----------

ITALY-5.3%
GOVERNMENT OBLIGATIONS-5.3%
Republic of Italy
   5.00%, 5/01/08 (a) .......................                3,000     2,691,191
   8.50%, 4/01/04 (a) .......................                  245       239,658
                                                                     -----------
                                                                       2,930,849
                                                                     -----------

                                                         Shares or
                                                         Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

JAPAN-5.0%
GOVERNMENT OBLIGATIONS-5.0%
Government of Japan
   1.10%, 3/21/11 (a) .......................    JPY       335,000   $ 2,511,881
   1.90%, 12/20/10 (a) ......................               29,000       233,881
                                                                     -----------
                                                                       2,745,762
                                                                     -----------

MEXICO-0.2%
ASSET BACKED SECURITY-0.2%
Pemex Finance, Ltd.
   6.125%, 11/15/03 (a)  ....................    USD            98       100,212
                                                                     -----------

FINANCIAL -
   MISCELLANEOUS-0.0%
United Mexican States,
   warrants expiring 6/03/03
   0.00% ....................................                    1             1
                                                                     -----------
                                                                         100,213
                                                                     -----------

NETHERLANDS-3.3%
GOVERNMENT OBLIGATIONS-3.3%
Government of Netherlands
   5.50%, 7/15/10 (a) .......................    EUR         1,710     1,568,128
   5.50%, 1/15/28 (a) .......................                  316       281,274
                                                                     -----------
                                                                       1,849,402
                                                                     -----------

SPAIN-3.5%
GOVERNMENT OBLIGATIONS-3.5%
Government of Spain
   4.95%, 7/30/05 (a) .......................                  270       244,910
   6.00%, 1/31/29 (a) .......................                1,780     1,682,082
                                                                     -----------
                                                                       1,926,992
                                                                     -----------

SWEDEN-2.6%
GOVERNMENT OBLIGATION-2.6%
Kingdom of Sweden
   5.00%, 1/15/04 (a) .......................    SEK        15,000     1,449,695
                                                                     -----------

UNITED KINGDOM-3.5%
GOVERNMENT OBLIGATIONS-3.5%
United Kingdom Treasury
   6.25%, 11/25/10 (a) ......................    GBP         1,000     1,567,998
   6.50%, 12/07/03 (a) ......................                  160       239,935
   9.00%, 10/13/08 (a) ......................                   55        97,489
   9.75%, 8/27/02 (a) .......................                   25        37,643
                                                                     -----------
                                                                       1,943,065
                                                                     -----------

UNITED STATES-23.2%
BANKING-0.4%
FMR Corp. ...................................
   7.57%, 6/15/29 (a)(c) ....................    USD           120       129,631
Wells Fargo & Co. ...........................
   6.50%, 9/03/02 (a) .......................                   99       101,625
                                                                     -----------
                                                                         231,256
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                         Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

FINANCIAL-2.9%
GE Financial Assurance Holdings
   1.60%, 6/20/11 (a) .......................    JPY       200,000   $ 1,500,878
Morgan Stanley Dean Witter & Co.
   7.75%, 6/15/05 (a) .......................    USD           104       113,673
                                                                     -----------
                                                                       1,614,551
                                                                     -----------

GOVERNMENT AND AGENCY OBLIGATIONS-19.9%
Federal National Mortgage Association
   1.75%, 3/26/08 (a) .......................    JPY       400,000     3,243,887
U.S. Treasury Bonds
   6.125%, 11/15/27 (a) .....................    USD           130       136,277
   6.375%, 8/15/27 (a) ......................                3,095     3,341,145
U.S. Treasury Notes
   3.625%, 7/15/02 (a) ......................                1,665     1,680,101
   3.875%, 1/15/09 (a) ......................                   81        83,128
   5.50%, 5/15/09 (a) .......................                2,420     2,506,200
                                                                     -----------
                                                                      10,990,738
                                                                     -----------
                                                                      12,836,545
                                                                     -----------

Total Long-Term Investments
   (cost $42,872,689) .......................                         42,243,850
                                                                     -----------

SHORT-TERM INVESTMENT-20.9%

REPURCHASE AGREEMENT-20.9%

State Street Bank & Trust Co.
   1.70%, dated 12/31/01, due 1/02/02 in
   the amount of $11,601,096
   (collateralized by $12,075,000 FHLMC,
   6.03%, 4/01/35, value $11,833,500)
   (cost $11,600,000) .......................              $11,600   $11,600,000
                                                                     -----------

TOTAL INVESTMENTS-97.2%
   (cost $54,472,689) .......................                         53,843,850
Other assets less
   liabilities-2.8% .........................                          1,527,644
                                                                     -----------
NET ASSETS-100% .............................                        $55,371,494
                                                                     ===========

--------------------------------------------------------------------------------

(a) Securities, or portion thereof, with an aggregate market value of $42,243,849 have been segregated to collateralize forward exchange currency contracts.

(b) Floating rate security. Stated interest rate in effect at December 31, 2001.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2001, the aggregate market value of these securities amounted to $129,631 or .2% of net assets.

      Glossary:

      FHLMC Federal Home Loan Mortgage Corp.

      See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $54,472,689) .......  $ 53,843,850
   Cash .........................................................        14,527
   Foreign cash, at value (cost $257,420) .......................       254,113
   Interest receivable ..........................................       982,761
   Receivable for capital stock sold ............................       423,563
   Unrealized appreciation of forward exchange currency contracts        41,232
                                                                   ------------
   Total assets .................................................    55,560,046
                                                                   ------------

LIABILITIES
   Advisory fee payable .........................................        30,666
   Payable for capital stock redeemed ...........................         5,233
   Payable for investment securities purchased ..................         2,859
   Accrued expenses .............................................       149,794
                                                                   ------------
   Total liabilities ............................................       188,552
                                                                   ------------

NET ASSETS ......................................................  $ 55,371,494
                                                                   ------------

COMPOSITION OF NET ASSETS
   Capital stock, at par ........................................  $      5,070
   Additional paid-in capital ...................................    58,492,356
   Undistributed net investment income ..........................       641,877
   Accumulated net realized loss on investments .................    (3,172,261)
   Net unrealized depreciation of investment and foreign
     currency denominated assets and liabilities ................      (595,548)
                                                                   ------------
                                                                   $ 55,371,494
                                                                   ============

Class A Shares
   Net assets ...................................................  $ 48,221,305
                                                                   ============
   Shares of capital stock outstanding ..........................     4,411,996
                                                                   ============
   Net asset value per share ....................................  $      10.93
                                                                   ============
Class B Shares
   Net assets ...................................................  $  7,150,189
                                                                   ============
   Shares of capital stock outstanding ..........................       658,434
                                                                   ============
   Net asset value per share ....................................  $      10.86
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest (net of foreign taxes withheld of $1,589) ..........    $ 2,305,817
                                                                    -----------

EXPENSES
   Advisory fee ................................................        344,820
   Distribution fee--Class B ...................................         15,033
   Custodian ...................................................         87,000
   Administrative ..............................................         73,518
   Audit and legal .............................................         30,719
   Printing ....................................................         23,774
   Transfer agency .............................................          1,942
   Directors' fees .............................................          1,771
   Miscellaneous ...............................................          3,417
                                                                    -----------
   Total expenses ..............................................        581,994
                                                                    -----------
   Net investment income .......................................      1,723,823
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions ................        728,714
   Net realized loss on foreign currency transactions ..........       (532,999)
   Net change in unrealized appreciation/depreciation of:
     Investments ...............................................     (2,358,118)
     Foreign currency denominated assets and liabilities .......         73,530
                                                                    -----------
   Net loss on investment and foreign currency transactions ....     (2,088,873)
                                                                    -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS .....................    $  (365,050)
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                            Year Ended      Year Ended
                                                           December 31,    December 31,
                                                               2001            2000
                                                           ============    ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...............................   $  1,723,823    $  2,244,856
   Net realized gain (loss) on investment and foreign
     currency transactions .............................        195,715      (4,310,639)
   Net change in unrealized appreciation/depreciation of
     investments and foreign currency denominated assets
     and liabilities ...................................     (2,284,588)      2,681,054
                                                           ------------    ------------
   Net increase (decrease) in net assets from operations       (365,050)        615,271
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...........................................             -0-     (1,946,325)
     Class B ...........................................             -0-       (156,771)
   Tax return of capital
     Class A ...........................................             -0-        (21,332)
     Class B ...........................................             -0-         (1,718)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .............................       (733,082)      5,641,805
                                                           ------------    ------------
   Total increase (decrease) ...........................     (1,098,132)      4,130,930
NET ASSETS
   Beginning of period .................................     56,469,626      52,338,696
                                                           ------------    ------------
   End of period (including undistributed net investment
     income of $641,877 at December 31, 2001) ..........   $ 55,371,494    $ 56,469,626
                                                           ============    ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Global Bond Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the Portfolio's Class B shares bear the distribution fees.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, recognition of bond premium and merger transactions, resulted in a net decrease in undistributed net investment income, an increase in accumulated net realized loss on investments, and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.

8. Change in Accounting Principle

As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Portfolio. Prior to January 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $84,775 reduction in cost of investments and a corresponding $84,775 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $204,522, decrease net unrealized depreciation of investments by $37,324, and increase net realized gain on investment transactions by $167,198. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .65% of the Portfolio's average daily net assets.

Under a sub-advisory agreement, the Adviser retained AIGAM International Limited (AIGAM), an affiliate of American International Group, Inc., as a sub-adviser to the Portfolio. Effective February 1, 2001, the Adviser and AIGAM agreed to terminate this sub-advisory agreement. The Adviser now provides the services formerly provided by AIGAM.

Pursuant to the advisory agreement, the Portfolio paid $73,518 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

Prior to May 1, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Effective May 1, 2000, the Adviser determined not to extend the expense limitation undertaking of the Portfolio. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, the Portfolio received no such waivers/reimbursements.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,942 for the year ended December 31, 2001.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:

Stocks and debt obligations ..............................         $ 19,343,801
U.S. government and agency obligations ...................           29,233,027

Sales:

Stocks and debt obligations ..............................         $ 26,867,148
U.S. government and agency obligations ...................           36,650,730

At December 31, 2001, the cost of investments for federal income tax purposes was $55,102,119. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ............................         $    794,372
Gross unrealized depreciation ............................           (2,052,641)
                                                                   ------------
Net unrealized depreciation ..............................         $ (1,258,269)
                                                                   ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

At December 31, 2001, the Portfolio had outstanding forward exchange currency contracts as follows:

                                    Contract   U.S. $ Value on     U.S. $       Unrealized
                                     Amount      Origination       Current     Appreciation
                                      (000)         Date            Value     (Depreciation)
                                     =======   ===============   ==========   ===============
Forward Exchange Currency
Buy Contracts
Euro, settling 1/03/02 ...........     5,275   $     4,711,097   $4,694,964   $       (16,133)
Japanese Yen, settling 2/07/02 ...   390,000         2,984,161    2,984,161                -0-

Forward Exchange Currency
Sale Contracts
British Pound, settling 1/28/02 ..        91           127,446      131,359            (3,913)
Canadian Dollar, settling 1/25/02      2,963         1,884,186    1,860,600            23,586
Danish Krone, settling 1/29/02 ...    15,000         1,790,510    1,793,408            (2,898)
Euro, settling 1/03/02 ...........     5,275         4,702,846    4,694,965             7,881
Euro, settling 1/31/02 ...........     2,565         2,255,181    2,280,012           (24,831)
Euro, settling 2/07/02 ...........     3,387         2,975,722    2,975,722                -0-
Euro, settling 2/13/02 ...........     5,836         5,180,157    5,186,118            (5,961)
Japanese Yen, settling 1/15/02 ...   139,395         1,128,266    1,064,805            63,461
Swedish Krona, settling 1/14/02 ..    15,300         1,462,540    1,462,500                40
                                                                              ---------------
                                                                              $        41,232
                                                                              ===============

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                         2001            2000
                                                       =========      ==========

Distributions paid from:
   Ordinary income ....................                $      -0-     $2,103,096
                                                       ---------      ----------
Total taxable distributions ...........                       -0-      2,103,096
   Tax return of capital ..............                       -0-         23,050
                                                       ---------      ----------
Total distributions paid ..............                $      -0-     $2,126,146
                                                       =========      ==========

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................         $   808,106
                                                                 -----------
Accumulated earnings ...................................             808,106
Accumulated capital and other losses ...................          (2,664,930)(a)
Unrealized appreciation/(depreciation) .................          (1,269,108)(b)
                                                                 -----------
Total accumulated earnings/(deficit) ...................         $(3,125,932)
                                                                 ===========

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $2,664,930 of which $198,285 will expire in the year 2006, $488,861 will expire in the year 2007 and $1,977,784 will expire in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Strategic Income Portfolio and Brinson Series Trust Global Income Portfolio, may apply.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount and the realization for tax purposes of unrealized gains on certain derivative instruments.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had no securities on loan. For the year ended December 31, 2001, the Portfolio received fee income of $16,371 which is included in interest income in the accompanying statement of operations.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                         ----------------------------    ----------------------------
                                                    SHARES                          AMOUNT
                                         ----------------------------    ----------------------------
                                          Year Ended      Year Ended      Year Ended      Year Ended
                                         December 31,    December 31,    December 31,    December 31,
                                             2001            2000            2001            2000
                                         ============    ============    ============    ============
Class A
Shares sold ..........................        408,519         696,352    $  4,419,740    $  7,639,020
Shares issued in connection with
   acquisition of Brinson Series Trust
   Global Income Portfolio ...........        427,796              -0-      4,776,770              -0-
Shares issued in connection with
   acquisition of Brinson Series Trust
   Strategic Income Portfolio ........         63,759              -0-        711,928              -0-
Shares issued in reinvestment of
   dividends and distributions .......             -0-        182,529              -0-      1,967,656
Shares redeemed ......................     (1,080,790)       (781,083)    (11,735,211)     (8,340,456)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) ..............       (180,716)         97,798    $ (1,826,773)   $  1,266,220
                                         ============    ============    ============    ============
Class B
Shares sold ..........................         70,472         417,310    $    777,950    $  4,500,155
Shares issued in connection with
   acquisition of Brinson Series Trust
   Strategic Income Portfolio ........        166,844              -0-      1,852,870              -0-
Shares issued in reinvestment of
   dividends .........................             -0-         14,743              -0-        158,489

Shares redeemed ......................       (141,731)        (26,732)     (1,537,129)       (283,059)
                                         ------------    ------------    ------------    ------------
Net increase .........................         95,585         405,321    $  1,093,691    $  4,375,585
                                         ============    ============    ============    ============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE J: Acquisition of Brinson Series Trust Global Income and Strategic Income Portfolios

On October 26, 2001, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust Global Income and Strategic Income Portfolios, respectively, pursuant to separate plans of reorganization approved by the shareholders of the Brinson Series Trust Global Income and Strategic Income Portfolios on March 1, 2001. On October 26, 2001, the acquisition was accomplished by a tax-free exchange of 658,399 shares of the Portfolio for 442,079 shares of Brinson Series Trust Global Income Portfolio and 244,874 of Brinson Series Trust Strategic Income Portfolio.

The aggregate net assets of the Portfolio, Brinson Series Trust Global Income Portfolio, and Strategic Income Portfolio immediately before the acquisition were $49,913,559, $4,776,770 (including $95,575 net unrealized depreciation of investments) and $2,564,798 (including $123,029 net unrealized appreciation of investments), respectively. Immediately after the acquisition the combined net assets of the Portfolio amounted to $57,255,127.

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      -------------------------------------------------------------------
                                                                                 CLASS A
                                                      -------------------------------------------------------------------
                                                                         Year Ended December 31,
                                                      ===================================================================
                                                      2001 (a)      2000           1999           1998           1997
                                                      =======     =======        =======        =======        ==========
Net asset value, beginning of period ..............    $10.96      $11.25         $12.42         $11.10         $11.74
                                                      -------     -------        -------        -------        -------
Income From Investment Operations
Net investment income (b) .........................       .35         .45(c)         .48(c)         .49(c)         .54(c)
Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions ..........................      (.38)       (.32)         (1.24)          1.06           (.48)
                                                      -------     -------        -------        -------        -------
Net increase (decrease) in net asset
   value from operations ..........................      (.03)        .13           (.76)          1.55            .06
                                                      -------     -------        -------        -------        -------
Less: Dividends and Distributions
Dividends from net investment income ..............        -0-       (.42)          (.37)          (.17)          (.57)
Distributions from net realized gain on investments        -0-         -0-          (.04)          (.06)          (.13)
                                                      -------     -------        -------        -------        -------
Total dividends and distributions .................        -0-       (.42)          (.41)          (.23)          (.70)
                                                      -------     -------        -------        -------        -------
Net asset value, end of period ....................    $10.93      $10.96         $11.25         $12.42         $11.10
                                                      =======     =======        =======        =======        =======
Total Return
Total investment return based on
   net asset value (d) ............................      (.27)%      1.17%         (6.11)%        14.12%           .67%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ................................   $48,221     $50,325        $50,569        $34,652        $22,194
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements ...............................      1.07%       1.02%           .90%           .93%           .94%

   Expenses, before waivers and
     reimbursements ...............................      1.07%       1.06%          1.04%          1.17%          1.03%
   Net investment income ..........................      3.28%       4.13%(c)       4.16%(c)       4.23%(c)       4.81%(c)
Portfolio turnover rate ...........................       101%        372%           183%            42%           257%

----------

See footnote summary on page 17.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             ---------------------------------------------
                                                                               CLASS B
                                                             ---------------------------------------------
                                                                 Year           Year            July 16,
                                                                 Ended          Ended          1999(e) to
                                                              December 31,   December 31,     December 31,
                                                                2001(a)          2000             1999
                                                             ============    ============     ============
Net asset value, beginning of period .....................      $10.92          $11.23           $10.98
                                                                ------          ------           ------
Income From Investment Operations
Net investment income (b) ................................         .32             .41(c)           .21(c)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions .....................        (.38)           (.31)             .04
                                                                ------          ------           ------
Net increase (decrease) in net asset value from operations        (.06)            .10              .25
                                                                ------          ------           ------
Less: Dividends
Dividends from net investment income .....................          -0-           (.41)              -0-
                                                                ------          ------           ------
Net asset value, end of period ...........................      $10.86          $10.92           $11.23
                                                                ======          ======           ======
Total Return
Total investment return based on net asset value (d) .....        (.55)%           .98%            2.18%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ................      $7,150          $6,145           $1,770
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ...........        1.32%           1.31%            1.20%(f)
   Expenses, before waivers and reimbursements ...........        1.32%           1.35%            1.34%(f)
   Net investment income .................................        3.00%           3.82%(c)         3.96%(c)(f)
Portfolio turnover rate ..................................         101%            372%             183%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.04 and $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and $.04, and decrease the ratio of net investment income to average net assets from 3.67% to 3.28% and 3.39% to 3.00%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Commencement of distribution.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Global Bond Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Global Bond Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Bond Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 12, 2002

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,            President, Chief Operating Officer and                  113               None
1345 Avenue of the Americas,     a Director of ACMC, with which he has
New York, NY 10105 (12)          been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an Executive Vice President and                 88          Ecolab Incorp.;
P.O. Box 4623,                   the Chief Insurance Officer of the Equitable                         BP Amoco Corp.
Stamford, CT 06903 (10)          Life Assurance Society of the United States;
                                 Chairman and Chief Executive Officer of Evlico;
                                 a Director of Avon, Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation. She is currently a Director of
                                 Ecolab Incorporated (specialty chemicals) and
                                 BP Amoco Corporation (oil and gas).

David H. Dievler,#+ 72,          Independent consultant. Until December 1994,             94               None
P.O. Box 167,                    Senior Vice President of ACMC responsible
Spring Lake, New Jersey          for mutual fund administration. Prior to joining
07762 (12)                       ACMC in 1984, Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior
                                 to that, Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of
                                 Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,            Consultant. Currently, President of the Board            91               None
P.O. Box 12,                     of Save Venice, Inc. (preservation organization).
Annandale, New York              Formerly a Senior Advisor from June 1999 -
12504 (10)                       June 2000 and President from December 1989 -
                                 May 1999 of Historic Hudson Valley (historic
                                 preservation). Previously, Director of the
                                 National Academy of Design. During 1988-92,
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,     Investment Adviser and an independent                   110               None
Room 100,                        consultant. Formerly Senior Manager of
2 Greenwich Plaza,               Barrett Associates, Inc., a registered
Greenwich, Connecticut           investment adviser, with which he had been
06830 (12)                       associated since prior to 1997. Formerly
                                 Deputy Comptroller of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

Clifford L. Michel,#+ 62,        Senior Counsel of the law firm of Cahill                 91          Placer Dome, Inc.
St. Bernard's Road,              Gordon & Reindel, with which he has been
Gladstone, New Jersey            associated since prior to 1997. President
07934 (10)                       and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,        Senior Counsel of the law firm of Orrick,               103               None
98 Hell's Peak Road,             Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)        Formerly a senior partner and a member of
                                 the Executive Committee of that firm. Member
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

          NAME,                                         PRINCIPAL
        ADDRESS,*                POSITION(S)        OCCUPATION DURING
         AND AGE               HELD WITH FUND        PAST 5 YEARS**
--------------------------------------------------------------------------------

John D. Carifa, 56          Chairman & President    See biography above.

Kathleen A. Corbet, 42      Senior Vice President   Executive Vice President of
                                                    ACMC, with which she has
                                                    been associated since prior
                                                    to 1997.

Alfred L. Harrison, 64      Senior Vice President   Vice Chairman of ACMC, with
                                                    which he has been associated
                                                    since prior to 1997.

Wayne D. Lyski, 60          Senior Vice President   Executive Vice President of
                                                    ACMC, with which he has been
                                                    associated with since prior
                                                    to 1997.

Douglas J. Peebles, 36      Vice President          Senior Vice President of
                                                    ACMC, with which he has been
                                                    associated since prior to
                                                    1997.

Edmund P. Bergan, Jr., 51   Secretary               Senior Vice President and
                                                    the General Counsel of
                                                    Alliance Fund Distributors,
                                                    Inc. (AFD) and Alliance
                                                    Global Investor Services
                                                    Inc. ("AGIS"), with which he
                                                    has been associated since
                                                    prior to 1997.

Mark D. Gersten, 51         Treasurer and Chief     Senior Vice President of
                            Financial Officer       AGIS, with which he has been
                                                    associated since prior to
                                                    1997.

Thomas R. Manley, 50        Controller              Vice President of ACMC, with
                                                    which he has been associated
                                                    since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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